                                                                    Exhibit 23.2
                                                                    ------------



                         INDEPENDENT AUDITOR'S CONSENT


The Board of Directors
Apogee Enterprises, Inc.:


     We consent to the use of our report incorporated by reference herein.


                                        /s/ KPMG LLP



Minneapolis, Minnesota
August 14, 2000